                                                                     EXHIBIT 4.1


                            INCORPORATED UNDER THE
                          LAWS OF THE STATE OF TEXAS

     PAR VALUE $.0001                                           COMMON STOCK


[NUMBER]                        [COMPANY LOGO]                          [SHARES]


                                  asd systems

THE SHARES REPRESENTED        ASD SYSTEMS, INC.(SM)       CUSIP 00207W 10 0
BY THIS CERTIFICATE ARE                                SEE REVERSE FOR CERTAIN
TRANSFERABLE IN NEW YORK,                              DEFINITIONS AND LEGENDS
NEW YORK


THIS CERTIFIES THAT



IS THE OWNER OF


FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.0001 PER SHARE OF THE COMMON STOCK OF
                               ASD SYSTEMS, INC.


transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the laws of the State of Texas and to all of the provisions of the Articles of Incorporation and the Bylaws of the Corporation, as amended and restated from time to time (copies of which are on file at the office of the Corporation), to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.


IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officers and its corporate seal to be hereto affixed.

Dated:



                                                   COUNTERSIGNED AND REGISTERED:
                                                            THE BANK OF NEW YORK
                                                    TRANSFER AGENT AND REGISTRAR


                                                      BY
                                                            AUTHORIZED SIGNATURE



     [Signature]              [Corporate Seal]             [Signature]

Chief Executive Officer and President                         Secretary

                                ASD SYSTEMS(SM)

The Articles of Incorporation of the Corporation on file in the office of the Secretary of State of Texas set forth (a) the aggregate number of shares and the par value of each class of capital shares which the Corporation is authorized to issue together with the designations, preferences, limitations and relative rights of each such class; (b) a statement of the authority vested in the Board of Directors to establish series and to fix and determining the variations in the relative rights and preferences between any such series of the Preferred Stock so established; (c) a denial of preemptive rights of the shareholders to acquire unissued or treasury shares of the Corporation; and (d) a denial of cumulative voting at any meeting of the shareholders for electing directors. The Corporation will furnish a copy of such statement to the record holder of this certificate without charge upon written request to the Corporation at its registered office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  --  as tenants in common                     UNIF GIFT MIN ACT  --  __________ Custodian __________
     TEN ENT  --  as tenants by the entireties                                      (Cust)               (Minor)
     JT TEN   --  as joint tenants with right                                     Under Uniform Gifts to Minors
                  of survivorship and not as                                      Act ___________________________
                  tenants in common                                                            (State)

    Additional abbreviations may also be used though not in the above list.

     For Value Received, ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

_________________________________________________________________________ Shares

of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated: _____________________


                                               X _______________________________
                                                           (Signature)
       NOTICE

       THE SIGNATURES TO THIS ASSIGNMENT
       MUST CORRESPOND WITH THE NAMES(S)
       AS WRITTEN UPON THE FACE OF THE
       CERTIFICATE IN EVERY PARTICULAR         X _______________________________
       WITHOUT ALTERATION OR ENLARGEMENT                   (Signature)
       OR ANY CHANGE WHATEVER


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ac-15
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SIGNATURE(S) GUARANTEED BY:






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